INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
SCHEDULE OF COMPONENTS OF INCOME TAX EXPENSE

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rate to pretax income from continuing operations for the years ended December 31, 2024 and 2023 due to the following:

	2024	2023

Book Income (Loss)	(380,090)	(667,643)

Non-deductible expenses	47,955	421,328

Valuation Allowance	332,135	246,315

Income tax expense	$-	$-

SCHEDULE OF NET DEFERRED TAX ASSETS

Net deferred tax assets consist of the following components as of December 31, 2024 and 2023:

	2024	2023
Deferred tax assets:
NOL carryover	(3,775,797)	(3,078,286)
R & D credit	696,159	658,083
Depreciation	10,734	10,734

Deferred tax liabilities:		-

Less Valuation Allowance	3,068,904	2,409,469

Net deferred tax asset	$-	$-